                                 March 24, 2000

Bank of America, N.A., as Agent
100 North Tryon Street
Charlotte, North Carolina  28255

Dear Sir or Madam:

     Reference is made to the Credit Agreement dated as of March 24, 2000 among American Medical Systems, Inc. (the "Borrower"), the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as agent (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Warburg Guaranty, as applicable. As an inducement to the Agent and the Lenders to enter into the Credit Agreement and make the extensions of credit thereunder, the parties hereto agree with the Agent, for the benefit of each of the Lenders, as follows:

          1. Upon the execution of the Warburg Guaranty, the definition of Guaranteed Obligations appearing in the Warburg Guaranty is amended as follows:

          "Guaranteed Obligations" means, without duplication, all of the obligations (including, but not limited to, in respect of interest accruing after the occurrence of a Bankruptcy Event, regardless of whether such interest is an allowed claim under the Bankruptcy Code) of the Borrower to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under (i) Sections 2.1, 2.2, 2.4, 3.5(a) and 3.5(b) of the Credit Agreement, the Revolving Notes and the Tranche B Term Notes and (ii) to the extent relating to the payment of principal, interest, fees or other amounts payable in respect of Revolving Loans, Letters of Credit, LOC Obligations or the Tranche B Term Loan, Sections 3.1, 3.3(b), 3.5(b), 3.6, 3.8, 3.9, 3.11, 3.12 or 11.5 of the Credit Agreement. Notwithstanding the foregoing, (a) if Consolidated EBIDTA for the 12 month period ending December 31, 1999 is equal to or greater than $21,000,000 but less than $21,700,000, the Warburg Guarantors agree that $5,000,000 of the outstanding principal amount of the Tranche A Term Loan shall be converted into a Tranche B Term Loan, and the aggregate outstanding principal amount of the Tranche B Term Loan shall be increased by $5,000,000; or (b) if Consolidated EBIDTA for the 12 month period ending December 31, 1999 is less than $21,000,000, the Warburg Guarantors agree that the entire outstanding principal amount of the Tranche A Term Loan shall be converted into a Tranche B Term Loan, and the aggregate outstanding principal amount of the Tranche B Term Loan shall be increased by the principal amount of the Tranche A Term Loan so converted, provided, however, the amount of the Tranche A Term Loans so converted shall amortize on the same basis as if such conversion had not occurred as provided in Section 2.3(d) of the Credit Agreement. Any Tranche A Term Loan converted into a Tranche B Term Loan and the related amounts described in clause (ii) of the first sentence of this definition with respect to such converted Tranche A Term Loans, shall constitute Guaranteed Obligations.



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          2. The Warburg Guarantors and the Credit Parties agree to execute such amendments, agreements and other documents, including, without limitation, the delivery of new or replacement Notes, as are necessary to effect the intent of this letter.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THIS LETTER AND THE AGREEMENTS CONTAINED HEREIN AUTOMATICALLY SHALL TERMINATE, AND THE AMENDMENT TO THE DEFINITION OF "GUARANTEED OBLIGATIONS" EFFECTED HEREBY AUTOMATICALLY SHALL BE CANCELLED, AT SUCH TIME AS THE BORROWER DELIVERS TO THE AGENT THE AUDITED FINANCIAL STATEMENTS OF THE CONSOLIDATED PARTIES FOR THE 12 MONTH PERIOD ENDING DECEMBER 31, 1999 DEMONSTRATING THAT CONSOLIDATED EBITDA FOR SUCH PERIOD IS AT LEAST $21,700,000.

     This agreement shall be governed by the laws of the State of New York.




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     IN WITNESS WHEREOF, each of the undersigned WPEP Entities has caused this
Agreement to be duly executed and delivered as of the day and year above written.

                         WARBURG, PINCUS EQUITY PARTNERS, L.P.,
                         a Delaware limited partnership

                         By: E.M. Warburg, Pincus & Co., LLC, a New York limited liability company, its manager

                                  By: /s/ Elizabeth Weatherman
                                     -------------------------------
                                  Name:  Elizabeth Weatherman
                                       -----------------------------
                                  Title: Managing Director
                                        ----------------------------

                         WARBURG, PINCUS NETHERLANDS
                         EQUITY PARTNERS I, C.V.,
                         a commanditaire vennootschap (limited partnership) established under the laws of the Netherlands

                         By: E.M. Warburg, Pincus & Co., LLC, a New York limited liability company, its manager

                                  By: /s/ Elizabeth Weatherman
                                     -------------------------------
                                  Name:  Elizabeth Weatherman
                                       -----------------------------
                                  Title: Managing Director
                                        ----------------------------

                         WARBURG, PINCUS NETHERLANDS
                         EQUITY PARTNERS II, C.V.,
                         a commanditaire vennootschap (limited partnership) established under the laws of the Netherlands

                         By: E.M. Warburg, Pincus & Co., LLC, a New York limited liability company, its manager

                                  By: /s/ Elizabeth Weatherman
                                     -------------------------------
                                  Name:  Elizabeth Weatherman
                                       -----------------------------
                                  Title: Managing Director
                                        ----------------------------

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                         WARBURG, PINCUS NETHERLANDS
                         EQUITY PARTNERS III, C.V.,
                         a commanditaire vennootschap (limited partnership) established under the laws of the Netherlands

                         By: E.M. Warburg, Pincus & Co., LLC, a New York limited liability company, its manager

                                  By: /s/ Elizabeth Weatherman
                                     -------------------------------
                                  Name:  Elizabeth Weatherman
                                       -----------------------------
                                  Title: Managing Director
                                        ----------------------------




ACCEPTED:

BANK OF AMERICA, N.A.,
as Agent


By: /s/ David H. Strickert
   -------------------------
Name: David H. Strickert
Title: Managing Director


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ACCEPTED AND AGREED:

                         AMERICAN MEDICAL SYSTEMS, INC.


                         By: /s/ Gregory J. Melsen
                            -----------------------------
                         Name: Gregory J. Melsen
                              ---------------------------
                         Title: Vice President - Finance,
                               --------------------------
                               Treasurer and Chief
                               --------------------------
                               Financial Officer
                               --------------------------


                         INFLUENCE, INC.


                         By: /s/ Gregory J. Melsen
                            -----------------------------
                         Name: Gregory J. Melsen
                              ---------------------------
                         Title: Chief Financial Officer
                               --------------------------


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